                      Preliminary Marketing Memorandum for
             Bombardier Capital Mortgage Securitization Corporation
          Senior/Subordinated Pass-Through Certificates, Series 1999-B

-----------------------------------------------------------------------------
             $[ 90,000,000] Class A-1 Certificates - [TBD  %]
             $[ 24,000,000] Class A-2 Certificates - [TBD  %]
             $[ 60,000,000] Class A-3 Certificates - [TBD  %]
             $[ 21,000,000] Class A-4 Certificates - [TBD  %]
             $[ 51,000,000] Class A-5 Certificates - [TBD  %]
             $[104,898,000] Class A-6 Certificates - [TBD  %]
             $[ 35,091,000] Class M-1 Certificates - [TBD  %]
             $[ 23,394,000] Class M-2 Certificates - [TBD  %]
             $[ 22,224,000] Class B-1 Certificates - [TBD %] ***Not Offered*** $[ 21,055,000] Class B-2 Certificates - [TBD %] ***Not Offered***
-------------------------------------------------------------------------------





The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the Bombardier Capital Mortgage Securitization Corporation, Series 1999-B transaction, and not by or as agent for Bombardier Capital Inc. or any of its affiliates ("Bombardier Capital"). The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by Bombardier Capital. PSI makes no representations as to the accuracy of such information provided to it by Bombardier Capital. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor. The Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). The information contained herein will be superseded by the final Prospectus.

             Bombardier Capital Mortgage Securitization Corporation
          Senior/Subordinated Pass-Through Certificates, Series 1999-B
                           Preliminary Marketing Memo

Issuer:                 BCMSC Trust 1999-B

Depositor:              Bombardier Capital Mortgage Securitization Corporation

Offered Certificates:   Class A-1, Class A-2, Class A-3, Class A-4, Class A-5,
                        Class A-6, Class M-1 and Class M-2

Other Certificates:     Class B-1, Class B-2, Class X and Class R Certificates
                        are not being offered

Servicer:               Bombardier Capital Inc.

Trustee:                Harris Trust and Savings Bank

                               CREDIT ENHANCEMENT
                               ------------------
                               1) Excess Interest
                               2) Over-Collateralization
                               3) Subordination

Excess Interest:        Excess interest cashflows will be available as credit
                        enhancement.

Overcollateralization:  The credit enhancement provisions of the Trust are intended to provide for the limited acceleration of the senior Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. Accelerated amortization is achieved by applying excess interest collected on the collateral to the payment of principal on the senior Certificates, resulting in the build up of overcollateralization
                        ("O/C"). By paying down the principal balance of the Certificates faster than the principal amortization of the collateral, an O/C amount equal to the excess of the aggregate principal balance of the collateral over the principal balance of the Certificates is created. Excess cashflow will be directed to build the O/C amount until the required O/C target is achieved. Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

                        O/C Requirements
                        ----------------
                        Initial:   [3.25%]                      Target: [5.25%] of original
                        Stepdown:  [9.1875%] of current         Floor:  [1.25%] of original

                        These O/C percentages are subject to step-downs beginning in month [61] if the Principal Distribution
                        Tests are met.

Subordination:
                        Class A          (AAA/Aaa)      [25.00%]
                        Class M-1        (AA-/Aa3)      [17.50%]
                        Class M-2           (A/A2)      [12.50%]
                        Class B-1       (BBB/Baa2)      [ 7.75%]
                        Class B-2         (BB/Ba2)      [ 3.25%]

Class Sizes:
                        Class A          (AAA/Aaa)      [75.00%]
                        Class M-1        (AA-/Aa3)      [ 7.50%]
                        Class M-2           (A/A2)      [ 5.00%]
                        Class B-1       (BBB/Baa2)      [ 4.75%]
                        Class B-2         (BB/Ba2)      [ 4.50%]
                        Initial O/C                     [ 3.25%]

                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

             Bombardier Capital Mortgage Securitization Corporation
          Senior/Subordinated Pass-Through Certificates, Series 1999-B
                           Preliminary Marketing Memo

                    Class        Class       Class       Class       Class       Class       Class     Class
                    A-1          A-2         A-3         A-4         A-5         A-6         M-1       M-2
Ratings:            [AAA/Aaa     AAA/Aaa     AAA/Aaa     AAA/Aaa     AAA/Aaa     AAA/Aaa     AA-/Aa3   A/A2]
(Fitch/Moody's)

Amount ($000):      [90,000      24,000      60,000      21,000      51,000      104,898     35,091    23,394]

Coupon*:            [------------------------------------------TBD-------------------------------------------]
                  * Note: Subject to the lesser of i) the specified rate per annum, and (ii) the
                    Weighted Average Net Asset Rate for the related Distribution Date.

Approx. Price:      [------------------------------------------TBD-------------------------------------------]

Yield(%):           [------------------------------------------TBD-------------------------------------------]

Spread (bps):       [------------------------------------------TBD-------------------------------------------]

Avg Life
To Call:            [0.905      2.068       3.012        4.013      5.254         11.116     10.063    10.063]

Avg Life
To Mat.:            [0.905      2.068       3.012        4.013      5.254         12.614     11.217    11.143]

1st Prin Pymt
  To 15% Call:      [09/15/1999 06/15/2001  12/15/2001  05/15/2003  12/15/2003  05/15/2006  09/15/2004  09/15/2004]

Last Prin Pmt
  To 15% Call:      [06/15/2001 12/15/2001  05/15/2003  12/15/2003  05/15/2006  04/15/2013  04/15/2013  04/15/2013]

Last Prin Pmt
  To Mat.:          [06/15/2001 12/15/2001  05/15/2003  12/15/2003  05/15/2006  05/15/2023  11/15/2021  08/15/2020]

Stated Mat:         [09/15/2010 06/15/2012  12/15/2015  12/15/2016  01/15/2020  12/15/2029  12/15/2029  12/15/2029]

Expected
Settlement:         [<----------------------------------------[08/31/99] ----------------------------------------->]

Pymt Delay:         [<-----------------------------------------14 days ------------------------------------------->]

Interest Pmt        [<----------------------------------------- 30/360 ------------------------------------------->]
Basis:

Dated Date:         [<----------------------------------------[08/01/99]------------------------------------------>]

Pricing Date:       [August [TBD], 1999]

Prepayment Speed:   [180% MHP]

Collateral Size:    [$467,867,888.45]

Servicing Fee:      [1.00%] per annum

                     THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

             Bombardier Capital Mortgage Securitization Corporation
          Senior/Subordinated Pass-Through Certificates, Series 1999-B
                           Preliminary Marketing Memo

Cashflow Priority (Pricing Base Case):
      AFTER THE CROSS-OVER DATE AND IF THE PRINCIPAL DISTRIBUTION TESTS ARE MET:

          1) Servicing fees and repayment of any unreimbursed Advances and reimbursable expenses to the Servicer;

          2) Current interest and any previously unreimbursed interest to Class A Certificates, on a pro rata basis;

          3) Current interest and any previously unreimbursed interest to Class M-1 Certificates;

          4) Current interest and any previously unreimbursed interest to Class M-2 Certificates;

          5) Current interest and any previously unreimbursed interest to Class B-1 Certificates;

          6) Current interest and any previously unreimbursed interest to Class B-2 Certificates;

          7) Principal distribution shortfall carryover amount for the Class A Certificates, if any, on a pro rata basis;

          8) Class A percentage of the principal distribution amount to the Class A Certificates, in sequential order, in reduction of the Certificate Principal Balance of such Classes, until such Classes are reduced to zero;

          9) Writedown interest distribution amount and carryover writedown interest distribution amount to the Class M-1 Certificates, if any;

          10) Principal distribution shortfall carryover amount for the Class M-1 Certificates, if any;

          11) Class M-1 percentage of the principal distribution amount to the Class M-1 Certificates;

          12) Writedown interest distribution amount and carryover writedown interest distribution amount to the Class M-2 Certificates, if any;

          13) Principal distribution shortfall carryover amount for the Class M-2 Certificates, if any;

          14) Class M-2 percentage of the principal distribution amount to the Class M-2 Certificates;

          15) Writedown interest distribution amount and carryover writedown interest distribution amount to the Class B-1 Certificates, if any;

          16) Principal distribution shortfall carryover amount for the Class B-1 Certificates, if any;

          17) Class B-1 percentage of the principal distribution amount to the Class B-1 Certificates;

          18) Writedown interest distribution amount and carryover writedown interest distribution amount to the Class B-2 Certificates, if any;

          19) Principal distribution shortfall carryover amount for the Class B-2 Certificates, if any;

          20) Class B-2 percentage of the principal distribution amount to the Class B-2 Certificates, subject to the Class B-2 Floor Amount of [0.75%] of the collateral balance as of the Cut-off Date (such reduction to be distributed to the next more senior Certificate class);

          21) To the Class A Certificates, sequentially, the accelerated principal distribution amount for such distribution date;

          22)  To the Class X Certificates, in the following sequential order:
               (i) the current Class X strip amount, and (ii) any Class X strip amounts from previous distribution dates remaining unpaid; and

          23)  Any remainder to the Class R Certificates.

                   --------------------------------------------------
                   |                                                |
                   |                Class A Certificates            |
                   |          (A-1 through A-6, sequentially)       |

                   |------------------------------------------------|
                   |///////////////////|          Class M-1         |
                   |///////////////////|--------------------------- |
                   |///////////////////|          Class M-2         |
                   |///////////////////|--------------------------- |
                   |///////////////////|          Class B-1         |
                   |///////////////////|--------------------------- |
                   |///////////////////|          Class B-2         |
                   --------------------------------------------------
                           5 yrs

          THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

             Bombardier Capital Mortgage Securitization Corporation
          Senior/Subordinated Pass-Through Certificates, Series 1999-B
                           Preliminary Marketing Memo

Cashflow Priority:

     PRIOR TO THE CROSS-OVER DATE OR IF THE PRINCIPAL DISTRIBUTION TESTS ARE NOT MET:

          1) Servicing fees and repayment of any unreimbursed Advances and reimbursable expenses to the Servicer;

          2) Current interest and any previously unreimbursed interest to Class A Certificates, on a pro rata basis;

          3) Current interest and any previously unreimbursed interest to Class M-1 Certificates;

          4) Current interest and any previously unreimbursed interest to Class M-2 Certificates;

          5) Current interest and any previously unreimbursed interest to Class B-1 Certificates;

          6) Current interest and any previously unreimbursed interest to Class B-2 Certificates;

          7) Principal distribution shortfall carryover amount for the Class A Certificates, if any, on a pro rata basis;

          8) 100% of principal payments to the Class A Certificates, in sequential order, until such classes are reduced to zero (provided, however, an any Distribution Date on which the current collateral balance is less than the current aggregate principal balance of the Class A Certificates, such amounts will be allocated pro rata among the Class A Certificates);

          9) Writedown interest distribution amount and carryover writedown interest distribution amount to the Class M-1 Certificates, if any;

          10) Principal distribution shortfall carryover amount to the Class M-1 Certificates, if any;

          11) 100% of principal payments to the Class M-1 Certificates, until reduced to zero;

          12) Writedown interest distribution amount and carryover writedown interest distribution amount to the Class M-2 Certificates, if any;

          13) Principal distribution shortfall carryover amount to the Class M-2 Certificates, if any;

          14) 100% of principal payments to the Class M-2 Certificates, until reduced to zero;

          15) Writedown interest distribution amount and carryover writedown interest distribution amount to the Class B-1 Certificates, if any;

          16) Principal distribution shortfall carryover amount to the Class B-1 Certificates, if any;

          17) 100% of principal payments to the Class B-1 Certificates, until reduced to zero;

          18) Writedown interest distribution amount and carryover writedown interest distribution amount to the Class B-2 Certificates, if any;

          19) Principal distribution shortfall carryover amount to the Class B-2 Certificates;

          20) 100% of principal payments to the Class B-2 Certificates, until reduced to zero;

          21) To the Class A Certificates, sequentially, the accelerated principal distribution amount for such distribution date;

          22)  To the Class X Certificates, in the following sequential order:
               (i) the current Class X strip amount, and (ii) any Class X strip amounts from previous distribution dates remaining unpaid; and

          23)  Any remainder to the Class R Certificates.

--------------------------------------------------------------------------------
|       |       |       |       |       |       |       |       |       |      |
|       |       |       |       |       |       |       |       |       |      |
|  A-1  |  A-2  |  A-3  |  A-4  |  A-5  |  A-6  |  M-1  |  M-2  |  B-1  |  B-2 |
|       |       |       |       |       |       |       |       |       |      |
|-------|-------|-------|-------|-------|-------|-------|-------|-------|------|


          THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

             Bombardier Capital Mortgage Securitization Corporation
          Senior/Subordinated Pass-Through Certificates, Series 1999-B
                           Preliminary Marketing Memo

THE CROSS-OVER DATE WILL BE THE LATER TO OCCUR OF:

          1)   the Distribution Date occurring in September 2004; or

          2) the first Distribution Date when the current principal balance of the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates (after write-downs, if any) plus the current O/C amount divided by the current collateral balance equals or exceeds [1.90] times the principal balance of the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates plus the O/C amount as of the Closing Date divided by the collateral balance as of the Cut-off Date.

THE PRINCIPAL DISTRIBUTION TESTS ARE MET IF:

          1) Cumulative Realized Losses do not exceed [7%] in months 61 to 72, [8%] in months 73 to 84, and [9%] thereafter;

          2)   Current Realized Loss Ratio does not exceed [2.75%];

          3)   Average Sixty-Day Delinquency Ratio does not exceed [5%];
               and

          4)   Average Thirty-Day Delinquency Ratio does not exceed [7%].

--------------------------------------------------------------------------------

Optional Termination:   The Servicer and the holders of a majority interest in
                        the Class R Certificates each have the option to
                        purchase all of the trust assets at any time after the
                        aggregate of unpaid principal balance of all
                        Certificates is reduced to less than or equal to 15% of
                        original aggregate Certificate balance.

Auction Sale:           If neither the servicer nor the holders of a majority
                        interest of the Class R Certificates exercises its
                        optional termination rights within 90 days after it
                        first becomes permitted to do so, the Trustee will
                        solicit bids on the assets remaining in the trust. The
                        Trustee will only accept a bid if it is at least as
                        great as the remaining principal balance on all
                        certificates plus any unpaid interest and expenses.

Payment Date:           The 15th day of each month or, if such day is not a
                        business day, the next succeeding business day,
                        beginning in September 1999.

Interest Accrual:       Interest will accrue from the 1st day of the preceding
                        month until the 30th day. Interest is calculated using a
                        30/360 day count.

ERISA Considerations:   The Class A Certificates will be ERISA eligible. All
                        other Certificate classes are not ERISA eligible.
                        However, investors should consult with their counsel
                        with respect to the consequences under ERISA and the
                        Code of the Plan's acquisition and ownership of such
                        Certificates.

SMMEA Considerations:   The Class A and Class M-1 Certificates will constitute
                        "mortgage related securities" under the Secondary
                        Mortgage Market Enhancement Act of 1984 "SMMEA".

Taxation:               REMIC.

Prospectus:             The Certificates are being offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus") Complete information with
                        respect to the Certificates and the Collateral is
                        contained in the Prospectus. The foregoing is qualified
                        in its entirety by the information appearing in the
                        Prospectus. To the extent that the foregoing is
                        inconsistent with the Prospectus, the Prospectus shall
                        govern in all respects. Sales of the Certificates may
                        not be consumated unless the purchaser has received the
                        Prospectus.

                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $90,000,000.00                                                             DATED DATE: 08/01/99
          COUPON:  TBD                                  bcms99b                           FIRST PAYMENT: 09/15/99
          FACTOR: 1.0000000000                                                            TOTAL CLASSES: 10
ORIGINAL BALANCE: $90,000,000.00                BOND A-1 BE-YIELD TABLE                YIELD TABLE DATE: 08/31/99
                                                   PREPAYMENT SPEED

          PRICING SPEED
                  180.0%     120.00%     140.00%     160.00%     200.00%     220.00%     240.00%
     PRICE          MHP         MHP         MHP         MHP         MHP         MHP         MHP

     99-24          6.72        6.72        6.72        6.72        6.71        6.71        6.71
     99-24+         6.70        6.71        6.71        6.70        6.69        6.69        6.68
     99-25          6.68        6.70        6.69        6.68        6.67        6.67        6.66
     99-25+         6.66        6.68        6.67        6.67        6.65        6.65        6.64
     99-26          6.64        6.67        6.66        6.65        6.63        6.62        6.62
     99-26+         6.62        6.65        6.64        6.63        6.61        6.60        6.59
     99-27          6.60        6.64        6.63        6.62        6.59        6.58        6.57
     99-27+         6.59        6.63        6.61        6.60        6.57        6.56        6.55

     99-28          6.57        6.61        6.60        6.58        6.55        6.54        6.52
     99-28+         6.55        6.60        6.58        6.57        6.53        6.52        6.50
     99-29          6.53        6.58        6.57        6.55        6.51        6.50        6.48
     99-29+         6.51        6.57        6.55        6.53        6.49        6.47        6.46
     99-30          6.49        6.56        6.54        6.51        6.47        6.45        6.43
     99-30+         6.48        6.54        6.52        6.50        6.45        6.43        6.41
     99-31          6.46        6.53        6.50        6.48        6.43        6.41        6.39
     99-31+         6.44        6.52        6.49        6.46        6.41        6.39        6.36

    100-00          6.42        6.50        6.47        6.45        6.39        6.37        6.34
    100-00+         6.40        6.49        6.46        6.43        6.37        6.35        6.32
    100-01          6.38        6.47        6.44        6.41        6.35        6.32        6.30
    100-01+         6.36        6.46        6.43        6.40        6.33        6.30        6.27
    100-02          6.35        6.45        6.41        6.38        6.31        6.28        6.25
    100-02+         6.33        6.43        6.40        6.36        6.29        6.26        6.23
    100-03          6.31        6.42        6.38        6.34        6.27        6.24        6.20
    100-03+         6.29        6.40        6.37        6.33        6.25        6.22        6.18

    100-04          6.27        6.39        6.35        6.31        6.23        6.20        6.16
    100-04+         6.25        6.38        6.34        6.29        6.21        6.18        6.14
    100-05          6.24        6.36        6.32        6.28        6.19        6.15        6.11
    100-05+         6.22        6.35        6.30        6.26        6.17        6.13        6.09
    100-06          6.20        6.34        6.29        6.24        6.16        6.11        6.07
    100-06+         6.18        6.32        6.27        6.23        6.14        6.09        6.05
    100-07          6.16        6.31        6.26        6.21        6.12        6.07        6.02
    100-07+         6.14        6.29        6.24        6.19        6.10        6.05        6.00

First Payment      0.042       0.042       0.042       0.042       0.042       0.042       0.042
Average Life       0.905       1.221       1.092       0.989       0.835       0.776       0.725
Last Payment       1.792       2.458       2.208       1.958       1.708       1.542       1.458


                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $24,000,000.00                                                             DATED DATE: 08/01/99
          COUPON:  TBD                                  bcms99b                           FIRST PAYMENT: 09/15/99
          FACTOR: 1.0000000000                                                            TOTAL CLASSES: 10
ORIGINAL BALANCE: $24,000,000.00                BOND A-2 BE-YIELD TABLE                YIELD TABLE DATE: 08/31/99
                                                    PREPAYMENT SPEED


          PRICING SPEED
                 180.0%     120.00%     140.00%     160.00%     200.00%     220.00%     240.00%
     PRICE          MHP         MHP         MHP         MHP         MHP         MHP         MHP

     99-24          7.05        7.05        7.05        7.05        7.05        7.04        7.04
     99-24+         7.04        7.05        7.04        7.04        7.04        7.03        7.03
     99-25          7.03        7.04        7.04        7.03        7.03        7.02        7.02
     99-25+         7.02        7.03        7.03        7.03        7.02        7.01        7.01
     99-26          7.01        7.03        7.02        7.02        7.01        7.00        7.00
     99-26+         7.01        7.02        7.02        7.01        7.00        6.99        6.99
     99-27          7.00        7.02        7.01        7.00        6.99        6.99        6.98
     99-27+         6.99        7.01        7.00        7.00        6.98        6.98        6.97

     99-28          6.98        7.00        7.00        6.99        6.97        6.97        6.96
     99-28+         6.97        7.00        6.99        6.98        6.96        6.96        6.95
     99-29          6.96        6.99        6.98        6.97        6.95        6.95        6.94
     99-29+         6.96        6.98        6.97        6.96        6.95        6.94        6.93
     99-30          6.95        6.98        6.97        6.96        6.94        6.93        6.92
     99-30+         6.94        6.97        6.96        6.95        6.93        6.92        6.91
     99-31          6.93        6.97        6.95        6.94        6.92        6.91        6.90
     99-31+         6.92        6.96        6.95        6.93        6.91        6.90        6.89

    100-00          6.91        6.95        6.94        6.93        6.90        6.89        6.88
    100-00+         6.90        6.95        6.93        6.92        6.89        6.88        6.87
    100-01          6.90        6.94        6.93        6.91        6.88        6.87        6.85
    100-01+         6.89        6.93        6.92        6.90        6.87        6.86        6.84
    100-02          6.88        6.93        6.91        6.90        6.86        6.85        6.83
    100-02+         6.87        6.92        6.90        6.89        6.86        6.84        6.82
    100-03          6.86        6.92        6.90        6.88        6.85        6.83        6.81
    100-03+         6.85        6.91        6.89        6.87        6.84        6.82        6.80

    100-04          6.85        6.90        6.88        6.87        6.83        6.81        6.79
    100-04+         6.84        6.90        6.88        6.86        6.82        6.80        6.78
    100-05          6.83        6.89        6.87        6.85        6.81        6.79        6.77
    100-05+         6.82        6.88        6.86        6.84        6.80        6.78        6.76
    100-06          6.81        6.88        6.86        6.83        6.79        6.77        6.75
    100-06+         6.80        6.87        6.85        6.83        6.78        6.76        6.74
    100-07          6.80        6.87        6.84        6.82        6.77        6.75        6.73
    100-07+         6.79        6.86        6.84        6.81        6.77        6.74        6.72

First Payment      1.792       2.458       2.208       1.958       1.708       1.542       1.458
Average Life       2.068       2.854       2.527       2.273       1.902       1.761       1.640
Last Payment       2.292       3.208       2.875       2.542       2.125       1.958       1.875


                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $60,000,000.00                                                             DATED DATE: 08/01/99
          COUPON:  TBD                                  bcms99b                           FIRST PAYMENT: 09/15/99
          FACTOR: 1.0000000000                                                            TOTAL CLASSES: 10
ORIGINAL BALANCE: $60,000,000.00                BOND A-3 BE-YIELD TABLE                YIELD TABLE DATE: 08/31/99
                                                   PREPAYMENT SPEED


          PRICING SPEED
                 180.0%     120.00%     140.00%     160.00%     200.00%     220.00%     240.00%
     PRICE          MHP         MHP         MHP         MHP         MHP         MHP         MHP

     99-24          7.30        7.31        7.30        7.30        7.30        7.30        7.30
     99-24+         7.29        7.30        7.30        7.30        7.29        7.29        7.29
     99-25          7.29        7.30        7.29        7.29        7.29        7.28        7.28
     99-25+         7.28        7.29        7.29        7.29        7.28        7.28        7.27
     99-26          7.28        7.29        7.28        7.28        7.27        7.27        7.27
     99-26+         7.27        7.28        7.28        7.28        7.27        7.26        7.26
     99-27          7.26        7.28        7.27        7.27        7.26        7.26        7.25
     99-27+         7.26        7.27        7.27        7.26        7.25        7.25        7.24

     99-28          7.25        7.27        7.26        7.26        7.25        7.24        7.24
     99-28+         7.25        7.27        7.26        7.25        7.24        7.23        7.23
     99-29          7.24        7.26        7.25        7.25        7.23        7.23        7.22
     99-29+         7.24        7.26        7.25        7.24        7.23        7.22        7.21
     99-30          7.23        7.25        7.24        7.24        7.22        7.21        7.21
     99-30+         7.22        7.25        7.24        7.23        7.22        7.21        7.20
     99-31          7.22        7.24        7.23        7.23        7.21        7.20        7.19
     99-31+         7.21        7.24        7.23        7.22        7.20        7.19        7.18

    100-00          7.21        7.23        7.22        7.21        7.20        7.19        7.18
    100-00+         7.20        7.23        7.22        7.21        7.19        7.18        7.17
    100-01          7.19        7.23        7.21        7.20        7.18        7.17        7.16
    100-01+         7.19        7.22        7.21        7.20        7.18        7.17        7.15
    100-02          7.18        7.22        7.20        7.19        7.17        7.16        7.15
    100-02+         7.18        7.21        7.20        7.19        7.16        7.15        7.14
    100-03          7.17        7.21        7.19        7.18        7.16        7.14        7.13
    100-03+         7.16        7.20        7.19        7.18        7.15        7.14        7.13

    100-04          7.16        7.20        7.19        7.17        7.14        7.13        7.12
    100-04+         7.15        7.19        7.18        7.17        7.14        7.12        7.11
    100-05          7.15        7.19        7.18        7.16        7.13        7.12        7.10
    100-05+         7.14        7.19        7.17        7.16        7.12        7.11        7.10
    100-06          7.13        7.18        7.17        7.15        7.12        7.10        7.09
    100-06+         7.13        7.18        7.16        7.14        7.11        7.10        7.08
    100-07          7.12        7.17        7.16        7.14        7.11        7.09        7.07
    100-07+         7.12        7.17        7.15        7.13        7.10        7.08        7.07

First Payment      2.292       3.208       2.875       2.542       2.125       1.958       1.875
Average Life       3.012       4.198       3.709       3.323       2.755       2.542       2.360
Last Payment       3.708       5.208       4.625       4.125       3.375       3.125       2.875


                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $21,000,000.00                                                             DATED DATE: 08/01/99
          COUPON:  TBD                                  bcms99b                           FIRST PAYMENT: 09/15/99
          FACTOR: 1.0000000000                                                            TOTAL CLASSES: 10
ORIGINAL BALANCE: $21,000,000.00                BOND A-4 BE-YIELD TABLE                YIELD TABLE DATE: 08/31/99
                                                   PREPAYMENT SPEED


          PRICING SPEED
                 180.0%     120.00%     140.00%     160.00%     200.00%     220.00%     240.00%
     PRICE          MHP         MHP         MHP         MHP         MHP         MHP         MHP

     99-24          7.45        7.45        7.45        7.45        7.45        7.45        7.45
     99-24+         7.45        7.45        7.45        7.45        7.44        7.44        7.44
     99-25          7.44        7.45        7.44        7.44        7.44        7.44        7.43
     99-25+         7.44        7.44        7.44        7.44        7.43        7.43        7.43
     99-26          7.43        7.44        7.44        7.43        7.43        7.43        7.42
     99-26+         7.43        7.44        7.43        7.43        7.42        7.42        7.42
     99-27          7.42        7.43        7.43        7.43        7.42        7.41        7.41
     99-27+         7.42        7.43        7.43        7.42        7.41        7.41        7.41

     99-28          7.41        7.43        7.42        7.42        7.41        7.40        7.40
     99-28+         7.41        7.42        7.42        7.41        7.40        7.40        7.39
     99-29          7.40        7.42        7.41        7.41        7.40        7.39        7.39
     99-29+         7.40        7.42        7.41        7.40        7.39        7.39        7.38
     99-30          7.39        7.41        7.41        7.40        7.39        7.38        7.38
     99-30+         7.39        7.41        7.40        7.40        7.38        7.38        7.37
     99-31          7.38        7.40        7.40        7.39        7.38        7.37        7.36
     99-31+         7.38        7.40        7.39        7.39        7.37        7.37        7.36

    100-00          7.38        7.40        7.39        7.38        7.37        7.36        7.35
    100-00+         7.37        7.39        7.39        7.38        7.36        7.36        7.35
    100-01          7.37        7.39        7.38        7.37        7.36        7.35        7.34
    100-01+         7.36        7.39        7.38        7.37        7.35        7.34        7.34
    100-02          7.36        7.38        7.37        7.37        7.35        7.34        7.33
    100-02+         7.35        7.38        7.37        7.36        7.34        7.33        7.32
    100-03          7.35        7.38        7.37        7.36        7.34        7.33        7.32
    100-03+         7.34        7.37        7.36        7.35        7.33        7.32        7.31

    100-04          7.34        7.37        7.36        7.35        7.33        7.32        7.31
    100-04+         7.33        7.37        7.36        7.34        7.32        7.31        7.30
    100-05          7.33        7.36        7.35        7.34        7.32        7.31        7.30
    100-05+         7.32        7.36        7.35        7.34        7.31        7.30        7.29
    100-06          7.32        7.36        7.34        7.33        7.31        7.30        7.28
    100-06+         7.32        7.35        7.34        7.33        7.30        7.29        7.28
    100-07          7.31        7.35        7.34        7.32        7.30        7.29        7.27
    100-07+         7.31        7.35        7.33        7.32        7.29        7.28        7.27

First Payment      3.708       5.208       4.625       4.125       3.375       3.125       2.875
Average Life       4.013       5.604       4.953       4.433       3.664       3.372       3.123
Last Payment       4.292       5.958       5.292       4.708       3.958       3.625       3.375


                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $51,000,000.00                                                                  DATED DATE: 08/01/99
          COUPON:  TBD                                    bcms99b                              FIRST PAYMENT: 09/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 10
ORIGINAL BALANCE: $51,000,000.00                BOND A-5 BE-YIELD TABLE                     YIELD TABLE DATE: 08/31/99
                                                  PREPAYMENT SPEED


          PRICING SPEED
                 180.0%     120.00%     140.00%     160.00%     200.00%     220.00%     240.00%
     PRICE          MHP         MHP         MHP         MHP         MHP         MHP         MHP

     99-24          7.68        7.68        7.68        7.68        7.67        7.67        7.67
     99-24+         7.67        7.68        7.68        7.67        7.67        7.67        7.67
     99-25          7.67        7.67        7.67        7.67        7.67        7.66        7.66
     99-25+         7.67        7.67        7.67        7.67        7.66        7.66        7.66
     99-26          7.66        7.67        7.67        7.66        7.66        7.66        7.65
     99-26+         7.66        7.67        7.66        7.66        7.65        7.65        7.65
     99-27          7.65        7.66        7.66        7.66        7.65        7.65        7.64
     99-27+         7.65        7.66        7.66        7.65        7.65        7.64        7.64

     99-28          7.65        7.66        7.65        7.65        7.64        7.64        7.63
     99-28+         7.64        7.65        7.65        7.65        7.64        7.63        7.63
     99-29          7.64        7.65        7.65        7.64        7.63        7.63        7.62
     99-29+         7.64        7.65        7.64        7.64        7.63        7.62        7.62
     99-30          7.63        7.65        7.64        7.64        7.63        7.62        7.61
     99-30+         7.63        7.64        7.64        7.63        7.62        7.62        7.61
     99-31          7.62        7.64        7.64        7.63        7.62        7.61        7.61
     99-31+         7.62        7.64        7.63        7.63        7.61        7.61        7.60

    100-00          7.62        7.63        7.63        7.62        7.61        7.60        7.60
    100-00+         7.61        7.63        7.63        7.62        7.60        7.60        7.59
    100-01          7.61        7.63        7.62        7.62        7.60        7.59        7.59
    100-01+         7.61        7.63        7.62        7.61        7.60        7.59        7.58
    100-02          7.60        7.62        7.62        7.61        7.59        7.58        7.58
    100-02+         7.60        7.62        7.61        7.61        7.59        7.58        7.57
    100-03          7.59        7.62        7.61        7.60        7.58        7.58        7.57
    100-03+         7.59        7.62        7.61        7.60        7.58        7.57        7.56

    100-04          7.59        7.61        7.60        7.60        7.58        7.57        7.56
    100-04+         7.58        7.61        7.60        7.59        7.57        7.56        7.55
    100-05          7.58        7.61        7.60        7.59        7.57        7.56        7.55
    100-05+         7.58        7.60        7.60        7.59        7.56        7.55        7.54
    100-06          7.57        7.60        7.59        7.58        7.56        7.55        7.54
    100-06+         7.57        7.60        7.59        7.58        7.56        7.54        7.53
    100-07          7.56        7.60        7.59        7.58        7.55        7.54        7.53
    100-07+         7.56        7.59        7.58        7.57        7.55        7.54        7.52

First Payment      4.292       5.958       5.292       4.708       3.958       3.625       3.375
Average Life       5.254       7.444       6.595       5.941       4.640       4.220       3.905
Last Payment       6.708       9.458       8.458       7.625       5.708       4.875       4.542



                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $104,898,000.00                                                                 DATED DATE: 08/01/99
          COUPON:  TBD                                    bcms99b                              FIRST PAYMENT: 09/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 10
ORIGINAL BALANCE: $104,898,000.00               BOND A-6 BE-YIELD TABLE                     YIELD TABLE DATE: 08/31/99
                                                   PREPAYMENT SPEED

                                             *********** TO CALL ************


          PRICING SPEED
                 180.0%     120.00%     140.00%     160.00%     200.00%     220.00%     240.00%
     PRICE          MHP         MHP         MHP         MHP         MHP         MHP         MHP

     99-24          7.94        7.94        7.94        7.94        7.94        7.94        7.94
     99-24+         7.94        7.94        7.94        7.94        7.94        7.94        7.94
     99-25          7.94        7.94        7.94        7.94        7.94        7.93        7.93
     99-25+         7.93        7.94        7.94        7.94        7.93        7.93        7.93
     99-26          7.93        7.93        7.93        7.93        7.93        7.93        7.93
     99-26+         7.93        7.93        7.93        7.93        7.93        7.93        7.92
     99-27          7.93        7.93        7.93        7.93        7.93        7.92        7.92
     99-27+         7.93        7.93        7.93        7.93        7.92        7.92        7.92

     99-28          7.92        7.93        7.93        7.92        7.92        7.92        7.92
     99-28+         7.92        7.93        7.92        7.92        7.92        7.92        7.91
     99-29          7.92        7.92        7.92        7.92        7.92        7.91        7.91
     99-29+         7.92        7.92        7.92        7.92        7.91        7.91        7.91
     99-30          7.91        7.92        7.92        7.92        7.91        7.91        7.90
     99-30+         7.91        7.92        7.92        7.91        7.91        7.91        7.90
     99-31          7.91        7.92        7.91        7.91        7.91        7.90        7.90
     99-31+         7.91        7.91        7.91        7.91        7.90        7.90        7.90

    100-00          7.91        7.91        7.91        7.91        7.90        7.90        7.89
    100-00+         7.90        7.91        7.91        7.91        7.90        7.90        7.89
    100-01          7.90        7.91        7.91        7.90        7.90        7.89        7.89
    100-01+         7.90        7.91        7.90        7.90        7.90        7.89        7.89
    100-02          7.90        7.91        7.90        7.90        7.89        7.89        7.88
    100-02+         7.89        7.90        7.90        7.90        7.89        7.89        7.88
    100-03          7.89        7.90        7.90        7.90        7.89        7.88        7.88
    100-03+         7.89        7.90        7.90        7.89        7.89        7.88        7.87

    100-04          7.89        7.90        7.89        7.89        7.88        7.88        7.87
    100-04+         7.89        7.90        7.89        7.89        7.88        7.88        7.87
    100-05          7.88        7.89        7.89        7.89        7.88        7.87        7.87
    100-05+         7.88        7.89        7.89        7.89        7.88        7.87        7.86
    100-06          7.88        7.89        7.89        7.88        7.87        7.87        7.86
    100-06+         7.88        7.89        7.88        7.88        7.87        7.87        7.86
    100-07          7.87        7.89        7.88        7.88        7.87        7.86        7.86
    100-07+         7.87        7.88        7.88        7.88        7.87        7.86        7.85

First Payment      6.708       9.458       8.458       7.625       5.708       4.875       4.542
Average Life      11.116      14.713      13.386      12.259       9.970       8.938       8.010
Last Payment      13.625      17.458      16.042      14.792      12.542      11.625      10.792


                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $35,091,000.00                                                             DATED DATE: 08/01/99
          COUPON:  TBD                                  bcms99b                           FIRST PAYMENT: 09/15/99
          FACTOR: 1.0000000000                                                            TOTAL CLASSES: 10
ORIGINAL BALANCE: $35,091,000.00                BOND M-1 BE-YIELD TABLE                YIELD TABLE DATE: 08/31/99
                                                   PREPAYMENT SPEED
                                           *********** TO CALL ************


          PRICING SPEED
                 180.0%     120.00%     140.00%     160.00%     200.00%     220.00%     240.00%
     PRICE          MHP         MHP         MHP         MHP         MHP         MHP         MHP

     99-24          8.23        8.24        8.24        8.24        8.23        8.23        8.23
     99-24+         8.23        8.23        8.23        8.23        8.23        8.23        8.23
     99-25          8.23        8.23        8.23        8.23        8.23        8.23        8.23
     99-25+         8.23        8.23        8.23        8.23        8.23        8.23        8.23
     99-26          8.22        8.23        8.23        8.23        8.22        8.22        8.22
     99-26+         8.22        8.23        8.23        8.22        8.22        8.22        8.22
     99-27          8.22        8.22        8.22        8.22        8.22        8.22        8.22
     99-27+         8.22        8.22        8.22        8.22        8.22        8.22        8.22

     99-28          8.22        8.22        8.22        8.22        8.21        8.21        8.21
     99-28+         8.21        8.22        8.22        8.21        8.21        8.21        8.21
     99-29          8.21        8.22        8.21        8.21        8.21        8.21        8.21
     99-29+         8.21        8.21        8.21        8.21        8.21        8.21        8.20
     99-30          8.21        8.21        8.21        8.21        8.20        8.20        8.20
     99-30+         8.20        8.21        8.21        8.21        8.20        8.20        8.20
     99-31          8.20        8.21        8.21        8.20        8.20        8.20        8.20
     99-31+         8.20        8.21        8.20        8.20        8.20        8.20        8.19

    100-00          8.20        8.20        8.20        8.20        8.19        8.19        8.19
    100-00+         8.19        8.20        8.20        8.20        8.19        8.19        8.19
    100-01          8.19        8.20        8.20        8.19        8.19        8.19        8.19
    100-01+         8.19        8.20        8.19        8.19        8.19        8.19        8.18
    100-02          8.19        8.20        8.19        8.19        8.18        8.18        8.18
    100-02+         8.18        8.19        8.19        8.19        8.18        8.18        8.18
    100-03          8.18        8.19        8.19        8.18        8.18        8.18        8.18
    100-03+         8.18        8.19        8.19        8.18        8.18        8.18        8.17

    100-04          8.18        8.19        8.18        8.18        8.17        8.17        8.17
    100-04+         8.17        8.19        8.18        8.18        8.17        8.17        8.17
    100-05          8.17        8.18        8.18        8.18        8.17        8.17        8.17
    100-05+         8.17        8.18        8.18        8.17        8.17        8.17        8.16
    100-06          8.17        8.18        8.18        8.17        8.16        8.16        8.16
    100-06+         8.16        8.18        8.17        8.17        8.16        8.16        8.16
    100-07          8.16        8.18        8.17        8.17        8.16        8.16        8.15
    100-07+         8.16        8.17        8.17        8.16        8.16        8.15        8.15

First Payment      5.042       6.708       5.958       5.292       5.042       5.125       5.125
Average Life      10.063      13.092      11.884      10.799       9.557       9.120       8.720
Last Payment      13.625      17.458      16.042      14.792      12.542      11.625      10.792


                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

 CURRENT BALANCE: $23,394,000.00                                                             DATED DATE: 08/01/99
          COUPON:  TBD                                  bcms99b                           FIRST PAYMENT: 09/15/99
          FACTOR: 1.0000000000                                                            TOTAL CLASSES: 10
ORIGINAL BALANCE: $23,394,000.00                BOND M-2 BE-YIELD TABLE                YIELD TABLE DATE: 08/31/99
                                                   PREPAYMENT SPEED
                                           *********** TO CALL ************


          PRICING SPEED
                 180.0%     120.00%     140.00%     160.00%     200.00%     220.00%     240.00%
     PRICE          MHP         MHP         MHP         MHP         MHP         MHP         MHP

     99-24          8.63        8.64        8.64        8.64        8.63        8.63        8.63
     99-24+         8.63        8.63        8.63        8.63        8.63        8.63        8.63
     99-25          8.63        8.63        8.63        8.63        8.63        8.63        8.63
     99-25+         8.63        8.63        8.63        8.63        8.63        8.63        8.63
     99-26          8.62        8.63        8.63        8.63        8.62        8.62        8.62
     99-26+         8.62        8.63        8.62        8.62        8.62        8.62        8.62
     99-27          8.62        8.62        8.62        8.62        8.62        8.62        8.62
     99-27+         8.62        8.62        8.62        8.62        8.62        8.62        8.61

     99-28          8.61        8.62        8.62        8.62        8.61        8.61        8.61
     99-28+         8.61        8.62        8.62        8.61        8.61        8.61        8.61
     99-29          8.61        8.62        8.61        8.61        8.61        8.61        8.61
     99-29+         8.61        8.61        8.61        8.61        8.61        8.60        8.60
     99-30          8.60        8.61        8.61        8.61        8.60        8.60        8.60
     99-30+         8.60        8.61        8.61        8.60        8.60        8.60        8.60
     99-31          8.60        8.61        8.60        8.60        8.60        8.60        8.60
     99-31+         8.60        8.61        8.60        8.60        8.60        8.59        8.59

    100-00          8.60        8.60        8.60        8.60        8.59        8.59        8.59
    100-00+         8.59        8.60        8.60        8.60        8.59        8.59        8.59
    100-01          8.59        8.60        8.60        8.59        8.59        8.59        8.59
    100-01+         8.59        8.60        8.59        8.59        8.59        8.58        8.58
    100-02          8.59        8.59        8.59        8.59        8.58        8.58        8.58
    100-02+         8.58        8.59        8.59        8.59        8.58        8.58        8.58
    100-03          8.58        8.59        8.59        8.58        8.58        8.58        8.57
    100-03+         8.58        8.59        8.58        8.58        8.58        8.57        8.57

    100-04          8.58        8.59        8.58        8.58        8.57        8.57        8.57
    100-04+         8.57        8.58        8.58        8.58        8.57        8.57        8.57
    100-05          8.57        8.58        8.58        8.57        8.57        8.57        8.56
    100-05+         8.57        8.58        8.58        8.57        8.57        8.56        8.56
    100-06          8.57        8.58        8.57        8.57        8.56        8.56        8.56
    100-06+         8.56        8.58        8.57        8.57        8.56        8.56        8.56
    100-07          8.56        8.57        8.57        8.56        8.56        8.56        8.55
    100-07+         8.56        8.57        8.57        8.56        8.56        8.55        8.55

First Payment      5.042       6.708       5.958       5.292       5.042       5.125       5.125
Average Life      10.063      13.092      11.884      10.799       9.557       9.120       8.720
Last Payment      13.625      17.458      16.042      14.792      12.542      11.625      10.792


                        THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

--------------------------------------------------------------------------------

     -  BCMS 1999-B
     -  Cut Off Date of Tape is  8/1/99 (Scheduled Balance Date)
     -  Fixed-rate MH contracts
     -     $467,867,888.45

--------------------------------------------------------------------------------

Number of Loans:                                           11,612

Aggregate Unpaid Principal Balance:               $467,867,888.45
Aggregate Original Principal Balance:             $469,730,423.36

Weighted Average Gross Coupon:                            10.165%
Gross Coupon Range:                             5.500% -  15.750%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $40,291.76
Average Original Principal Balance:                    $40,452.15

Maximum Unpaid Principal Balance:                     $185,402.42
Minimum Unpaid Principal Balance:                         $598.46

Maximum Original Principal Balance:                   $185,402.42
Minimum Original Principal Balance:                     $9,319.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         313.136
Stated Rem Term Range:                           67.000 - 360.000

Weighted Average Age (Original Term - Rem Term):            2.469
Age Range:                                         0.000 - 24.000

Weighted Average Original Term:                           315.605
Original Term Range:                             72.000 - 360.000

Weighted Average Original LTV:                             87.672
Original LTV Range:                             15.168% - 98.940%

--------------------------------------------------------------------------------


New              91.51%   $428,155,553.59
Used              8.49%    $39,712,334.86

Multi-section    63.12%   $295,302,660.57
Single-section   36.88%   $172,565,227.88

               THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                            GEOGRAPHICAL DISTRIBUTION

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                                           Unpaid            Aggregate
                     Number of            Principal          Principal
     State             Loans               Balance            Balance
Alabama                  960              35,944,956.54         7.68
Arizona                  218              10,931,521.81         2.34
Arkansas                 741              27,019,719.09         5.78
California               120               6,729,495.09         1.44
Colorado                  49               2,230,917.54         0.48
Florida                  978              45,004,366.69         9.62
Georgia                  886              35,190,599.54         7.52
Idaho                      9                 521,845.81         0.11
Illinois                   9                 305,206.36         0.07
Iowa                      11                 350,220.40         0.07
Kansas                     5                 248,116.19         0.05
Kentucky                 143               5,044,415.66         1.08
Louisiana                502              18,765,662.42         4.01
Maryland                   1                  55,884.19         0.01
Michigan                  20                 807,492.42         0.17
Mississippi              843              31,089,474.17         6.64
Missouri                 235               8,292,230.60         1.77
Montana                   17                 664,246.14         0.14
Nebraska                   1                  34,827.00         0.01
Nevada                    23               1,043,604.81         0.22
New Mexico               418              16,539,193.10         3.54
North Carolina           732              28,158,919.55         6.02
Ohio                      41               1,352,355.26         0.29
Oklahoma                 228               9,926,102.81         2.12
Oregon                     7                 427,913.26         0.09
Pennsylvania              32                 955,482.78         0.20
South Carolina           993              38,170,162.95         8.16
South Dakota               3                 123,740.54         0.03
Tennessee                560              21,763,630.59         4.65
Texas                  2,694             115,086,609.65        24.60
Utah                       4                 208,135.66         0.04
Virginia                  90               3,298,912.22         0.71
Washington                 4                  99,105.38         0.02
West Virginia             30               1,113,150.90         0.24
Wyoming                    5                 369,671.33         0.08
--------------------------------------------------------------------------
Total...............  11,612           $ 467,867,888.45       100.00%
==========================================================================


          THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                              ORIGINAL LOAN AMOUNTS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
                                                 Unpaid          Aggregate
            Original             Number of      Principal        Principal
        Principal Balance          Loans         Balance          Balance

     5,000 < Balance <=    10,000       9           85,913.24       0.02
    10,000 < Balance <=    15,000     347        4,295,989.23       0.92
    15,000 < Balance <=    20,000     457        8,039,287.53       1.72
    20,000 < Balance <=    25,000     839       19,032,710.44       4.07
    25,000 < Balance <=    30,000   1,467       40,529,530.57       8.66
    30,000 < Balance <=    35,000   1,837       59,543,400.57      12.73
    35,000 < Balance <=    40,000   1,573       58,561,917.87      12.52
    40,000 < Balance <=    45,000   1,259       53,446,209.37      11.42
    45,000 < Balance <=    50,000     989       46,810,979.77      10.01
    50,000 < Balance <=    55,000     874       45,782,514.61       9.79
    55,000 < Balance <=    60,000     652       37,305,929.06       7.97
    60,000 < Balance <=    65,000     482       29,926,633.85       6.40
    65,000 < Balance <=    70,000     274       18,336,806.57       3.92
    70,000 < Balance <=    75,000     173       12,435,930.34       2.66
    75,000 < Balance <=    80,000     125        9,584,662.83       2.05
    80,000 < Balance <=    85,000      65        5,335,366.40       1.14
    85,000 < Balance <=    90,000      62        5,412,511.28       1.16
    90,000 < Balance <=    95,000      30        2,770,122.62       0.59
    95,000 < Balance <=   100,000      31        2,969,949.29       0.63
   100,000 < Balance <=   105,000      12        1,225,733.13       0.26
   105,000 < Balance <=   110,000      16        1,607,413.33       0.34
   110,000 < Balance <=   115,000      14        1,490,026.64       0.32
   115,000 < Balance <=   120,000       7          811,389.83       0.17
   120,000 < Balance <=   125,000       4          485,495.55       0.10
   125,000 < Balance <=   130,000       2          252,083.16       0.05
   130,000 < Balance <=   135,000       5          661,185.96       0.14
   140,000 < Balance <=   145,000       1          140,700.14       0.03
   145,000 < Balance <=   150,000       1          146,075.13       0.03
   150,000 < Balance <=   200,000       5          841,420.14       0.18
--------------------------------------------------------------------------
Total....................          11,612     $467,867,888.45     100.00%
==========================================================================



                        ORIGINAL LOAN-TO-VALUE RATIOS (1)

                                                           Percentage of
                                            Aggregate      Cut-Off Date
        Original                             Unpaid          Aggregate
      Loan-To-Value          Number of      Principal        Principal
          Ratio                Loans         Balance          Balance

 50% or less                       32           756,908.62       0.16
 51% -  55%                        22           693,705.84       0.15
 56% -  60%                        27         1,001,747.57       0.21
 61% -  65%                        75         3,465,282.33       0.74
 66% -  70%                       151         8,334,305.55       1.78
 71% -  75%                       246        12,642,555.45       2.70
 76% -  80%                       679        28,937,240.14       6.18
 81% -  85%                     1,412        55,034,835.25      11.76
 86% -  90%                     6,301       241,359,852.25      51.59
 91% -  95%                     2,604       111,743,053.67      23.88
 96% - 100%                        63         3,898,401.78       0.83
--------------------------------------------------------------------------
Total....................      11,612      $467,867,888.45     100.00%
==========================================================================

(1) Rounded to nearest 1%

                         THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                           Cut-off Date Contract Rate

                                                                Percentage of
                                                Aggregate       Cut-Off Date
             Gross                               Unpaid           Aggregate
         Interest Rate             Number of    Principal         Principal
             Range                   Loans       Balance           Balance

 5.000% < Gross Coupon <=  6.000%        2         85,417.45         0.02
 6.000% < Gross Coupon <=  7.000%       39      3,504,624.44         0.75
 7.000% < Gross Coupon <=  8.000%      448     29,424,425.35         6.29
 8.000% < Gross Coupon <=  9.000%    2,052    107,318,546.57        22.94
 9.000% < Gross Coupon <= 10.000%    1,713     74,383,840.00        15.90
10.000% < Gross Coupon <= 11.000%    3,101    124,423,239.49        26.59
11.000% < Gross Coupon <= 12.000%    2,313     77,364,174.71        16.54
12.000% < Gross Coupon <= 13.000%    1,525     41,580,939.38         8.89
13.000% < Gross Coupon <= 14.000%      281      6,926,526.81         1.48
14.000% < Gross Coupon <= 15.000%      136      2,830,293.30         0.60
15.000% < Gross Coupon <= 16.000%        2         25,860.95         0.01

----------------------------------------------------------------------------
Total..........                     11,612   $467,867,888.45       100.00%
============================================================================



                              YEARS OF ORIGINATION

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                                             Unpaid          Aggregate
  Year of                    Number of      Principal        Principal
Origination                    Loans         Balance          Balance

   1997                            5           184,081.63       0.04
   1998                          448        20,447,156.86       4.37
   1999                       11,159       447,236,649.96      95.59
--------------------------------------------------------------------------
Total.................        11,612      $467,867,888.45     100.00%
==========================================================================



                                  LAND SECURED

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                                             Unpaid          Aggregate
                             Number of      Principal        Principal
                               Loans         Balance          Balance

No                               10,950    422,034,883.05      90.20
Yes                                 662     45,833,005.40       9.80
--------------------------------------------------------------------------
Total..................          11,612   $467,867,888.45     100.00%
==========================================================================




                         THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                                 REMAINING TERM

                                                        Percentage of
                                      Aggregate          Cut-Off Date
                                       Unpaid              Aggregate
                          Number of   Principal            Principal
  Remaining Term            Loans       Balance              Balance

  0 - 120 months             380       5,865,029.82           1.25%
121 - 156 months              57       1,180,627.16           0.25%
157 - 180 months             742      16,819,031.34           3.59%
181 - 216 months               2          67,964.72           0.01%
217 - 240 months           2,829      91,164,697.38          19.49%
241 - 300 months           2,422      84,609,014.15          18.08%
301 - 360 months           5,180     268,161,523.88          57.32%
-------------------------------------------------------------------
Total............         11,612     467,867,888.45         100.00%
===================================================================


                                  ORIGINAL TERM

                                                       Percentage of
                                      Aggregate        Cut-Off Date
                                       Unpaid            Aggregate
                         Number of    Principal          Principal
      Original Term        Loans       Balance            Balance

 0  - 120 months             380       5,865,029.82           1.25%
121 - 156 months              57       1,180,627.16           0.25%
157 - 180 months             742      16,819,031.34           3.59%
181 - 216 months               2          67,964.72           0.01%
217 - 240 months           2,827      91,106,360.47          19.47%
241 - 300 months           2,424      84,667,351.06          18.10%
301 - 360 months           5,180     268,161,523.88          57.32%
-------------------------------------------------------------------
Total............         11,612     467,867,888.45         100.00%
===================================================================



                         THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.